CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R §§ 200.80(B)4, AND 240.24B-2

Exhibit 10.2

Execution Copy	Confidential

AMENDMENT #7 TO THE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT

This AMENDMENT #7 TO THE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT (this “Amendment No. 7”) is entered into and made effective as of the 4th day of March, 2016 (the “Amendment No. 7 Effective Date”) by and between Ionis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 (formerly, “Isis Pharmaceuticals, Inc.”) (“Ionis”), and Glaxo Group Limited, a company existing under the laws of England and Wales, having its registered office at 980 Great West Road, Brentford London TW8 9GS, United Kingdom (“GGL”), and Glaxosmithkline intellectual property development limited, a company existing under the laws of England and Wales, having its registered office at 980 Great West Road, Brentford London TW8 9GS, United Kingdom (“GSK IPDL”). GGL and GSK IPDL are referred to together as “GSK”.  Ionis and GSK are each referred to herein by name or as a “Party” or, collectively, as “Parties.”

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Whereas, Ionis and GGL are parties to the Research, Development and License Agreement dated March 30, 2010, as amended (the “Agreement”) and (to the extent applicable) GGL has sub-licensed its rights under the Agreement to GSK IPDL;

Whereas, Ionis and GSK are Developing the molecule known as [***] under the Collaboration Program focused on hepatitis B virus (the “HBV Program”); and

Whereas, Ionis and GSK amended the Agreement (Amendment No. 5) to include research and development activities to identify and advance, in addition to the current lead Development Candidate ([***]) work on [***] ASOs discovered by Ionis that bind to HBV and conjugated with Ionis’ proprietary Ligand Conjugated Antisense (LICA) technology (the “HBV LICA Compounds”) and to advance an HBV LICA Compound as a second development candidate;

Whereas, Ionis and GSK now desire to further amend the Agreement to allow GSK to assume responsibility for the development activities for the current lead Development Candidate ([***]) (the “HBV Lead Compound”) in addition to the HBV LICA Compounds (which GSK assumed responsibility for under the terms of Amendment No. 5), on the terms and conditions set forth herein.

Now, therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and solely with respect to the HBV Program, the Parties, intending to be legally bound, do hereby agree as follows:

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Capitalized terms used but not defined herein will have the meaning ascribed to such terms in the Agreement.

1.	Amendment of Activities under HBV Program.

a.
GSK Responsible for All Further Development of HBV Lead Compound; Costs. As of the Amendment No. 7 Effective Date, except as otherwise expressly stated in this Amendment No. 7, GSK shall be solely responsible for, and will [***] to conduct, all further Development and Manufacturing of the HBV Lead Compound.

GSK will be [***] associated with such further Development and Manufacturing of the HBV Lead Compound, including, without limitation, paying Ionis [***] associated with the activities set forth on Exhibit A, using [***] ([***]) [***] per [***], to be conducted by Ionis, either itself or through its Third Party contractor, with respect to the [***] Study. Ionis will invoice GSK for any such costs and GSK will pay such invoice within [***] days of GSK’s receipt of such invoice. If GSK were to request support from Ionis in addition to the activities set forth on Exhibit A that Ionis is responsible for, GSK will pay Ionis to provide such support for [***] ([***]) [***] at the agreed-upon [***], plus any reasonable, agreed out-of-pocket expenses.

b.	CS3 Study. On or after the Amendment No. 7 Effective Date, GSK will negotiate and enter into an agreement (the “Clinical Study Agreement”) with a mutually agreed Third Party contractor (the “CRO”) currently presumed to be [***], for the conduct of the CS3 Study for the HBV Lead Compound. GSK will provide [***] and will [***] with respect to such draft. As between GSK and Ionis, GSK shall be responsible for, and will [***] to provide the day-to-day oversight and management of the CRO in the performance of its obligations for the CS3 Study, as set forth under the Clinical Study Agreement. Until the Completion of the CS3 Study, Ionis shall remain the study sponsor for the conduct of the CS3 Study, and will maintain all regulatory filings (including the IND) for the CS3 Study in good standing. As the study sponsor, until the Completion of the CS3 Study, Ionis shall be responsible for, and will use Commercially Reasonable Efforts to conduct, [***], including approval of all [***] and all [***] related to the CS3 Study as required by the applicable Regulatory Authorities. GSK, itself or through its Third Party contractor, will prepare and, following approval by Ionis, will make all required regulatory filings and submissions for the CS3 Study with the applicable Regulatory Authorities. The attached Exhibit A, incorporated herein by reference, sets out the specific activities to be conducted by GSK, either itself or through its Third Party contractor, and by Ionis, either itself or through its Third Party contractor, with respect to the CS3 Study.

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c.	HBV Lead Compound IND; HBV Lead Compound Development Plan. As soon as reasonably practicable following the Completion of the CS3 Study, Ionis shall transfer the IND for the HBV Lead Compound to GSK, and Ionis and GSK will coordinate on the timing and activities required by each Party to transfer to GSK the IND and other regulatory filings for the HBV Lead Compound. For the avoidance of doubt, the foregoing shall not modify or amend the terms of GSK’s [***].

As soon as reasonably practicable following the Completion of the CS3 Study, GSK will promptly [***], and thereafter will update such [***] on at least an annual basis until such time as the HBV Option is exercised (or otherwise expires). After Option exercise, GSK will provide updates as required under Section 4.3.2 and Section 4.3.3 of the Agreement.

2.	Safety Reporting; Data Integrity.

a.	Safety Reporting. GSK will report to Ionis any serious adverse events (SAEs) and suspected unexpected serious adverse reactions (SUSARs) under any Clinical Study for the HBV Lead Compound being conducted by or on behalf of GSK prior to the date of exercise of its Option to the HBV Program, strictly in accordance with the timelines set out in the Safety Data Exchange Agreement (as set forth below) (such timelines to ensure that each Party is able to meet all applicable legal and regulatory obligations in line with its own respective internal processes). In addition, GSK will provide Ionis with [***] and [***] regarding adverse events and material lab findings under any Clinical Study for the HBV Lead Compound being conducted on behalf of GSK prior to the date of exercise of its Option to the HBV Program.

b.	Safety Data Exchange Agreement (or equivalent). GSK and Ionis entered into a Safety Data Exchange Agreement on 25 January, 2016 to govern the collection, review, assessment, tracking, exchange and filing of information related to adverse events and safety data associated with, inter alia, the HBV LICA Compound. Promptly following the Amendment No. 7 Effective Date, the Parties will negotiate and execute a mutually agreed amendment to such Safety Data Exchange Agreement to the extent necessary to govern the collection, review, assessment, tracking, exchange and filing of information related to adverse events and safety data associated with the HBV Lead Compound. After GSK’s exercise of its Option to the HBV Program, the Parties will wind-down and discontinue the activities provided for under the Safety Data Exchange Agreement, but GSK will continue to provide Ionis the cooperation and information described in Section 4.4.1 of the Agreement as it relates to the HBV Program.

c.	Ionis Database. Notwithstanding the fact that GSK has not exercised its Option for the HBV Program, GSK will provide Ionis the cooperation and information described in Section 4.4.1 of the Agreement as it relates to activities undertaken by GSK in relation to the HBV Lead Compound prior to the date of exercise of its Option to the HBV Program.

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d.	Data Integrity. GSK agrees that it will carry out its activities under the HBV Program for the HBV Lead Compound and collect and record any data generated therefrom in a manner consistent with Good Data Management Practices. Prior to GSK’s exercise of its Option to the HBV Program, GSK will, upon reasonable request by Ionis, permit review of relevant notebooks and records in GSK’s possession or control by Ionis during normal business hours.

3.	Manufacture and Supply of HBV Lead Compound and Placebo.

a.	Ionis has manufactured and shall provide, [***], all [***] of [***] for the HBV Lead Compound and relevant placebo in [***], which is currently estimated to be [***] and [***] [***], respectively (collectively, the “Ionis HBV Lead Compound Supply”). Within [***] days after the Amendment No. 7 Effective Date, Ionis will deliver the Ionis HBV Lead Compound Supply in [***] to GSK or if so instructed by GSK, directly to GSK’s Third Party contractor, [***] Ionis’ facility (Incoterms 2010). GSK will contract with a Third Party contractor to package and label the Ionis HBV Lead Compound Supply to be used in the CS3 Study. IONIS PROVIDES NO WARRANTIES WITH RESPECT TO THE IONIS HBV LEAD COMPOUND SUPPLY HEREUNDER, AND EXPRESSLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING ANY WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE. THE IONIS HBV LEAD COMPOUND SUPPLY IS PROVIDED TO AND ACCEPTED BY GSK IN ITS “AS IS” CONDITION.

b.	Subject to Section 3(c) below, GSK shall be responsible, at its cost, for all further Manufacturing in relation to the HBV Program.

c.	Ionis will remain responsible, [***], for [***] of the Ionis HBV Lead Compound Supply through the Completion of the CS3 Study, which [***] is currently conducted by Ionis’ Third Party contractor. Ionis will invoice GSK for such [***] costs incurred by Ionis’ Third Party contractor on [***] and any associated reasonable, agreed out-of-pocket costs and [***] incurred by Ionis in monitoring such [***], and GSK will pay such invoice within [***] days of GSK’s receipt of such invoice.

4.	Financial Provisions. The following revised financial provisions will apply solely to the HBV Program:

a.	Milestone Payments for First Achievement of Development Milestone Event. Solely with respect to Compounds under the HBV Program that first achieve a Development Milestone Event by or on behalf of GSK or its Affiliates or Sublicensees, Table 3 set forth in Section 5.6.1 (Milestone Payments for First Achievement of Development Milestone Event) of the Agreement and Table 3A of Section 8(b) (Milestone Payments for First Achievement of Development Milestone Event) of Amendment No. 5 to the Agreement are hereby deleted in their entirety and replaced with Table 3B below.

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Table 3B
Development Milestone Events for the HBV Program	Milestone Payment 1st Indication	Milestone Payment 2nd Indication
[***]	$[***] ([***])	$[***]
[***]	$[***] ([***])	$[***]
[***]	$[***] ([***])	$[***]
[***]	$[***] ([***])	$[***]
Initiation of a Phase 1 Trial with the HBV LICA DC	$1,500,000	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]†	$[***]	$[***]
[***]†	$[***]	$[***]
[***]††	$[***]	$[***]
[***]†† ([***])	$[***]	$[***]
Total Development Milestone Payments for the HBV Program	$[***]	$[***]

† For clarity with respect to this Milestone Event, “[***]” by the applicable Regulatory Authority in [***] (or any other [***] such as [***] or the [***]) of the equivalent of [***] in [***] (or any other [***] such as [***] or the [***]) will satisfy the requirements for achievement of this Development Milestone Event.

†† For clarity with respect to this Milestone Event, “[***]” by the applicable Regulatory Authority in [***] (or any other [***] such as [***] or the [***]) of the equivalent of [***] in [***] (or any other [***] such as [***] or the [***]) will satisfy the requirements for achievement of this Development Milestone Event.

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Except as expressly set forth in Section 5.6.2 of the Agreement (as Section 5.6.2 of the Agreement relates to Compounds that are not the HBV Lead Compound or the HBV LICA DC), each milestone set forth in Table 3B above will be paid only once for the HBV Program upon the first achievement of the Milestone Event, regardless of the number of Licensed Compounds, Follow-On Compounds or Licensed Products resulting under the HBV Program.

For avoidance of doubt, except as expressly amended by this Amendment No. 7, the terms and conditions of Section 5.6.2 of the Agreement continue to apply to the HBV Program with respect to Compounds that are not the HBV Lead Compound or the HBV LICA DC.

b.	Milestone Payments for First Achievement of Sales Milestone Event for HBV Lead Compound. GSK will pay to Ionis the applicable one-time milestone payments as set forth in Table 4C below after a Licensed Product that includes the HBV Lead Compound first achieves the listed events (as set forth in Table 4C) as a result of sales by or on behalf of GSK, its Affiliates or Sublicensees:

Table 4C
Sales Milestones for each Licensed Product that includes the HBV Lead Compound	Milestone Payment
$[***] in worldwide Annual Net Sales	$[***]
$[***] in worldwide Annual Net Sales	$[***]
$[***] in worldwide Annual Net Sales	$[***]
Total Sales Milestone Payments for the Licensed Products that include the HBV Lead Compound	$[***]

Table 4C above replaces the milestone payments set forth in Section 5.7.1 of the Agreement solely with respect to the Licensed Products that include the HBV Lead Compound.  For the avoidance of doubt, Table 4B set forth in Amendment No. 5 remains in full force and effect and this Amendment No. 7 does not amend such Table 4B.

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5.	HBV Lead Compound Royalties. Solely with respect to Licensed Products that include the HBV Lead Compound sold by GSK, its Affiliates or Sublicensees, Table 5 set forth in Section 5.9.1 (GSK Patent Royalty) of the Agreement is deleted in its entirety and replaced with Table 5C below:

Table 5C
Worldwide Annual Net Sales of each Licensed Product that includes the HBV Lead Compound	Royalty Rate
For the portion up to and including $[***]	[***]%
For the portion above $[***] and up to and including $[***]	[***]%
For the portion above $[***]	[***]%

6.	No Impact on Other Collaboration Programs. Except as otherwise expressly amended by this Amendment No. 7, the Agreement (including Amendment No. 5 as amended by this Amendment No. 7) remains in full force and effect in accordance with its terms, as amended. For the avoidance of doubt, this Amendment No. 7 is solely intended to modify certain terms of the Agreement regarding the HBV Program, and does not amend the Agreement in any way with respect to the other Collaboration Programs.

7.	Termination by Ionis of Rights to the HBV Lead Compound. (a) If GSK, in Ionis’ reasonable determination, fails to use Commercially Reasonable Efforts under Section 1 of this Amendment No. 7, Ionis will notify GSK and within [***] days thereafter, Ionis and GSK will meet and confer to discuss and resolve the matter in good faith, and attempt to devise a mutually agreeable plan to address any outstanding issues related to GSK’s use of Commercially Reasonable Efforts in Section 1 of this Amendment No. 7. Following such meeting, if GSK fails to use Commercially Reasonable Efforts as contemplated by Section 1 of this Amendment No. 7, then, subject to Section 7(b) below and Sections 9.2.3(c) and 9.2.4 of the Agreement, Ionis will have the right, at its sole discretion, to terminate GSK’s rights under this Amendment No. 7 and the Agreement with respect to the HBV Lead Compound. In the case of such a termination, the HBV Lead Compound will be excluded from the HBV Program, including GSK’s Option and licenses to the HBV Program under Section 3.1 and Section 4.1 under the Agreement.

(b) This Section 7 and Section 8 below of this Amendment No. 7 set forth Ionis’ sole and exclusive remedy for GSK’s breach of its obligation to use Commercially Reasonable Efforts under Section 1 of this Amendment No. 7.

8.	Special Consequences for Termination by Ionis or Voluntary Termination by GSK. In addition to the consequences set forth in Section 9.3.2 of the Agreement (as applicable), in the event of (i) a termination of the Agreement either in its entirety or with respect to the HBV Program by Ionis pursuant to Section 9.2.2 of the Agreement or by GSK pursuant to Section 9.2.1 of the Agreement, or (ii) a termination by Ionis pursuant to Section 7 above of this Amendment No. 7, in each case ((i) and (ii)) prior to GSK’s exercise of its Option for the HBV Program by GSK or upon the unexercised expiration of GSK’s Option for the HBV Program and solely with respect to the HBV Lead Compound:

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a.	GSK will [***] of the Agreement, as though such obligations under Section 4.2.1 were obligations owed by GSK to Ionis, mutatis mutandis, with respect to the HBV Lead Compound, except for such information as is already in Ionis’ possession at the date of termination;

b.	GSK will, at GSK’s election and [***], either (i) complete any ongoing Clinical Study for the HBV Lead Compound or (ii) subject to applicable law and regulatory consents, transfer sponsorship of any ongoing Clinical Study for the HBV Lead Compound to Ionis together with the transfer of all of the rights and responsibilities thereunder, except as described in Section 8(c) below;

c.	If, as part of terminating the HBV Program, GSK terminates a Clinical Study for the HBV Lead Compound due to safety reasons as confirmed by GSK’s Global Product Safety Board, then GSK cannot elect to complete such Clinical Study under Section 8(b)(i) above but will: (i) take such action consistent with its internal policies and applicable regulatory requirements to close out such Clinical Study (including, without limitation, notification to the FDA and withdrawal of the IND), and (ii) provide to Ionis all data and information contained within or referenced in the IND and such other data and information within GSK’s possession or control generated under the HBV Program (except for such information as is already in Ionis’ possession at the date of termination or as a result of the technology transfer under Section 8(b)(ii) above), at GSK’s sole cost and expense. For clarity, in the circumstances described in this Section 8(c), GSK will not be required to transfer sponsorship of such terminated Clinical Study pursuant to Section 8(b)(ii) above.

d.	If GSK elects to transfer sponsorship to Ionis under Section 8(b)(ii) above, the Parties agree to, as soon as practicable following the date of such termination or expiration according to this Section 8, negotiate in good faith a separate agreement to effect such transfer consistent with industry standards under similar circumstances and in accordance with each Party’s respective internal policies.

9.	Governing Law; Counterparts. This Amendment No. 7 and any dispute arising from the performance or breach hereof will be governed by and construed and enforced in accordance with the laws of the State of Delaware, U.S.A., without reference to conflicts of laws principles. This Amendment No. 7 may be signed in counterparts, each and every one of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Amendment No. 7 from separate computers or printers. Facsimile signatures and signatures transmitted via PDF will be treated as original signatures.

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10.	Definitions. Capitalized terms used in this Amendment No. 7 will have the meaning set forth in Appendix A attached hereto.

* - * - * - *

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 7 to be executed by their duly authorized representatives as of the Amendment No. 7 Effective Date.

Ionis Pharmaceuticals, Inc.

By:	/s/ B. Lynne Parshall

Name:	B. Lynne Parshall

Title:	Chief Operating Officer

Date:

Glaxo Group Limited

By:	/s/ Paul Williamson

Name:	Paul Williamson

Title:	Authorised Signatory for and on behalf

of Edinburgh Pharmaceutical Industries Limited

Date:	March 3, 2016

Glaxosmithkline intellectual property
development limited

By:	/s/ Paul Williamson

Name:	Paul Williamson

Title:	Authorised Signatory for and on behalf

of Edinburgh Pharmaceutical Industries Limited

Date:	March 3, 2016

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Appendix A

Defined Terms

Capitalized terms used in this Amendment No. 7 but not otherwise defined herein will have the meanings given in the Agreement. For purposes of this Amendment No. 7, the following capitalized terms will have the following meanings:

a.	“Complete”, “Completed”, or “Completion” means, with respect to a Clinical Study, the point in time at which the primary database lock for the study data for such Clinical Study has occurred and the data generated based on that primary database lock has been analyzed under the statistical analysis plan for such Clinical Study and such analysis is available.

b.	CS3 Study” means ISIS-505358 CS3, A Phase 2, Double-Blinded, Randomized, Placebo-Controlled, Dose‑Escalation Study to Examine the Safety, Tolerability, Pharmacokinetics and Antiviral Activity of ISIS 505358 in Treatment-Naïve Patients with Chronic Hepatitis B Virus Infection

c.	“[***]” means [***]. [***] is a global contract research organization providing comprehensive, integrated drug development, laboratory and lifecycle management services.